Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

Marketing Agreement

This Agreement is entered into as of 19 August 2010 (the “Effective Date”), by and between Everything Everywhere Limited, a corporation having an office at Hatfield Business Park, Hatfield, Herts, AL10 9BW (“Carrier”) and Vringo Inc., a Delaware corporation having an office at 85 5th Avenue 6th Floor New York, NY 10003.

RECITALS: Carrier wishes to engage with Vringo and Vringo wishes to engage with Carrier in a relationship whereby Carrier will offer a version of Vringo’s video ringtone sharing service to its customers on the terms and conditions set forth in this Agreement.

I.	Vringo’s Obligations: Vringo shall make available to Carrier’s Orange and T-Mobile customers a version or versions of the Vringo video ringtone making and sharing service (the “Service”). The Service shall be hosted and fully provided by Vringo. Vringo will supply content for the Service (“Vringo Content”). Vringo will co-brand the web & mobile portions of the Service. Vringo will provide Carrier with a spec detailing the elements Carrier must provide to Vringo for the creation of the co-brand. Should Vringo carry advertisements on the Service at any time it shall ensure that no advertising relating in any way to any Carrier Competitors is included. Advertising will only be included on the service at the agreement of both parties and revenue share and further terms will be agreed prior to commercial launch of an advertising service

II.	Carrier’s Obligations: Carrier shall:

a.	Provide Vringo with the elements for the co-brand

b.	Provide Vringo with access to Carrier’s billing API and support Vringo in integrating said API

c.	Provide Vringo with access to Carrier’s SMSC so that Vringo can send SMS’s related to the Service via Carrier’s SMSC to customers of the Vringo service provisioned under this agreement. Vringo will not be charged for sending said SMS messages. Vringo agrees to comply with the Orange Code of Practice and Standard Terms and Conditions for third parties connecting to the SMSC. The use of SMSC and frequency of messages sent and message type will be pre-agreed with Carrier. The Carrier has the right to withdraw access to the SMSC if it so determines.

For the avoidance of doubt, Carrier shall not be under any obligation to promote the Service to its subscribers.

III.	Revenue Share, Fees, Reports, Audit Rights:

a.

Users shall be charged a monthly subscription fee for use of the Service which shall be defined at Vringo’s discretion. Additionally, Vringo may charge users for purchases of some Vringo Content. All fees will be charged directly to the Users’ Carrier bill via Vringo’s integration with Carrier’s billing API. For each month beginning with the Launch, Carrier will pay to Vringo [*****] of the net subscription fee charged and collected in said month plus [*****] of the net revenue billed and collected for purchases of Vringo Content in said month. Vringo shall be responsible for paying the content owners for Vringo Content. Vringo may directly or indirectly provide the Service to

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

Users for fees, or free of charge, at promotional or special charges, or other pricing arrangements and may increase or decrease any prices, charges, or fees charged to Users relating to the Services without notice or prior approval from Carrier, provided that in each such case Vringo shall be obligated to pay Carrier the greater of (i) the foregoing percentage fees or (ii) the minimum per User fees set forth on Appendix B, as such minimum fees may be increased from time to time by the mutual agreement of the parties. For the avoidance of doubt, Vringo shall be responsible for all music copyright clearance payments to PRS and/or any other collecting society for any label content used by Vringo.

b.

On or before the fifteenth (15th) working day of each calendar month, Carrier shall provide Vringo with a report detailing the gross revenue billed and collected for the subscription fee and the gross revenue billed for content purchases in the previous month. Upon receipt of such report Vringo shall issue an invoice to Carrier using a purchase order number provided by Carrier and Carrier shall pay Vringo any amounts owed for said month within 60 days of receipt of each undisputed invoice detailing the appropriate purchase order number. On notice, Vringo shall have the right to claim interest on any amounts not paid in accordance with the above at the rate of two per cent (2%) per annum above the prevailing base rate of HSBC Bank plc which interest shall accrue on a daily basis from the date payment becomes overdue until Carrier has made payment of the overdue amount (including as a result of audit findings as set forth in the following clause).

c.	Once every twelve (12) months during the Term of this Agreement, and for six (6) months following the term, Vringo may cause an independent auditor reasonably satisfactory to Carrier to inspect Carrier’s relevant books and records at Carrier’s offices to verify the accuracy of Carrier’s calculation of gross revenue; provided that reasonable advance notice is given, the inspection does not unreasonably interfere with Carrier’s business activities and provided that the auditor signs Carrier’s standard confidentiality agreement before conducting the audit. Carrier shall promptly make any underpayments revealed by said audit and Vringo shall pay any overpayments, Such audit shall be at Vringo’s expense; however, if the audit reveals underpayments in excess of five percent (5%) of the fees owed for the period covered by the applicable audit, Carrier shall pay the reasonable cost of such audit.

d.	Except as otherwise specifically provided in this Agreement, each party shall be responsible for all costs and expenses relating to the performance of its obligations hereunder.

IV.	Proprietary Rights, Grant of License

a.	Ownership of Intellectual Property. As between the parties, each party shall own and retain all right, title and interest, including without limitation, all Intellectual Property Rights owned by such party, in and to such party’s intellectual property, content, Marks and Promotional Materials. Neither party shall make any claim to the contrary. Each party agrees to reasonably assist the other party in the prosecution of any copyright infringement action or other litigation pertaining to the rights to the other party’s materials or intellectual property.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

b.	Proprietary Notices. The parties shall not remove, obscure or alter the other party’s copyright notice or the Marks from approved materials provided to each party.

c.	Marks. Each party hereby grants the other party during the Term a non-exclusive non-transferable license to use said party’s Marks for the sole purpose of fulfilling its obligations under this Agreement and in marketing materials and presentations. In using each other’s Marks hereunder, each party acknowledges and agrees that: (i) the other party’s Marks shall remain the sole property of the other party; (ii) nothing in this Agreement shall confer in either party any right of ownership in the other party’s Marks; and (iii) neither party shall at any time contest the validity of the other party’s Marks. Except as specifically provided in this Agreement, neither party shall have the right to use any Mark of the other party, or to refer to the other party directly or indirectly, in connection with any product, promotion or publication without the prior written approval of such other party. Each party hereto agrees that upon termination of this Agreement all rights granted to the other party in relation to the other party’s Marks shall immediately terminate and revert to the respective owning or licensor party.

V.	Term:

a.	Term. This Agreement shall become effective upon execution and delivery hereof by both parties (“Effective Date”) and, subject to termination as provided below, shall continue for twelve (12) months from the Launch Date (the “Initial Term”) and thereafter unless terminated in accordance with this clause V

b.	Either party may terminate this Agreement at any time on or after the expiry of the Initial Term by the serving on the other party of not less than three months prior written notice

c.	Termination for Insolvency. Either party hereto may, at its option, upon five (5) days written notice, terminate this Agreement should the other party hereto (i) admit in writing its inability to pay its debts generally as they become due; (ii) make a general assignment for the benefit of creditors; (iii) institute proceedings to be adjudicated a voluntary bankrupt, or consent to the filing of a petition of bankruptcy against it; (iv) be adjudicated by a court of competent jurisdiction as being bankrupt or insolvent; (v) seek reorganization under any bankruptcy act, or consent to the filing of a petition seeking such reorganization, or (vi) have a decree entered against it by a court of competent jurisdiction appointing a receiver, liquidator, trustee or assignee in bankruptcy or in insolvency covering all or substantially all of such party’s property or providing for the liquidation of such party’s property or business affairs.

d.	Termination for Default. In the event that either party commits a material breach of its obligations hereunder, the other party may, at its option, terminate this Agreement by written notice of termination specifying such material breach; provided, however, that if such default is subject to cure, then such notice shall be subject to a thirty (30) day cure period from the date thereof, and if the defaulting party cures such default prior to expiration of such period, termination shall not take place.

e.	Survival of Termination. The obligations of the parties under this Agreement that by their nature would continue beyond expiration, termination or cancellation of this Agreement (including, without limitation, the warranties, indemnification obligations, confidentiality requirements, ownership and property rights, payment for any amounts due and/or owing hereunder, and Vringo’s audit rights) shall survive any such expiration, termination or cancellation.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

f.	Obligations of Termination. In the event of the service being terminated, Vringo will contact customers to advise on how their service will be affected and provide refunds, if applicable.

VI.	Representations and Warranties, Indemnity:

a.	Representations and Warranties. Each party represents and warrants to the other that it has the full power and authority to enter into this Agreement, to grant the rights granted herein and to perform its obligations hereunder.

b.	Indemnity. Each party shall indemnify, defend and hold harmless the other party and its parents, subsidiaries, affiliates and their directors, officers, employees, agents and subcontractors against all third-party claims or actions, and any liabilities, losses, expenses, damages and costs (including, but not limited to, reasonable attorneys’ fees) related thereto, to the extent same arise out of any breach or alleged breach of such party’s representations or warranties contained in this Agreement or in the case of Vringo, any virus, worm, or other contaminating or destructive feature contained in the Service.

Notwithstanding the limitation of liability set out in clause IX of this Agreement, Vringo shall fully defend, indemnify, keep indemnified and hold harmless the Carrier and the directors, officers, employees, agents and subcontractors of the Carrier against all third-party claims, and any liabilities, losses, expenses, damages and costs (including, but not limited to, reasonable legal fees) incurred by, awarded against or agreed to be paid by the Carrier which arise out of any claim related to the infringement of any Intellectual Property Rights in connection with Vringo Content whether registered, registerable or otherwise in the world, including without limitation patents, trade marks, copyright and rights in the nature of copyright, logos and any other legal or moral rights, provided that the foregoing indemnity shall not apply to any claim related to the infringement of any Intellectual Property Rights in connection with Carrier Content whether registered, registerable or otherwise in the world, including without limitation patents, trade marks, copyright and rights in the nature of copyright, logos and any other legal or moral rights. Carrier shall give Vringo prompt written notice of any pending or threatened claim, action, proceeding or investigation in respect of which indemnification could be sought hereunder, provided that any delay or failure to so notify Vringo shall not relieve Vringo from its responsibilities hereunder, except to the extent Vringo is actually prejudiced by any such failure or delay. Vringo shall not settle, compromise or consent to the entry of any judgment in any such claim, action, proceeding or investigation, without Carrier’s consent, which shall not be unreasonably withheld. In the event that Carrier receives a claim or demand relating to the infringement of the Intellectual Property Rights of a third party relating to Vringo Content, or if in the reasonable opinion of either Party such a claim or demand is likely, then Vringo shall at its own expense secure (within a period of time which the Carrier deems reasonable) a licence or other arrangement to enable the continued use of the Vringo Content, failing which the Vringo Content shall be immediately removed from the Service. Vringo’s obligations hereunder shall be binding upon and inure to the benefit of any successors, assigns and personal representatives of Vringo, Carrier and any Indemnified Person, as applicable.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

VII.	Confidentiality:

a.	Confidentiality. Each party acknowledges that by reason of its relationship to the other party under this Agreement it may have access to certain information and materials concerning the other party’s business, plans, customers, code and products that are confidential and of substantial value to such party (referred to in this clause as “Confidential Information”), which value would be impaired if such Confidential Information were disclosed to third parties. The terms of this Agreement shall be deemed to be Confidential Information. Each party agrees to maintain all Confidential Information received from the other, both orally and in writing, in confidence and agrees not to disclose or otherwise make available such Confidential Information to any third party without the prior written consent of the disclosing party. Each party further agrees to use the Confidential Information only for the purpose of performing this Agreement. No Confidential Information shall be deemed confidential unless so marked if given in writing, or, if given orally, identified as confidential orally prior to disclosure, or information which by its nature or the nature of the circumstances surrounding disclosure should reasonably be understood to be confidential.

b.	Exclusions. The parties’ obligations under the paragraph above shall not apply to Confidential Information which: (i) is or becomes a matter of public knowledge through no fault of or action by the receiving party; (ii) was rightfully in the receiving party’s possession prior to disclosure by the disclosing party; or (iii) subsequent to disclosure, is rightfully obtained by the receiving party from a third party who is lawfully in possession of such Confidential Information without restriction. Whenever requested by a disclosing party, a receiving party shall immediately return to the disclosing party all tangible manifestations of the Confidential Information or, at the disclosing party’s option, shall destroy all such tangible manifestations of the Confidential Information as the disclosing party may designate (excluding this Agreement). The receiving party’s obligation of confidentiality shall survive this Agreement for a period of three (3) years from the date of its termination and thereafter shall terminate and be of no further force or effect. Nothing herein shall prohibit a party from complying with a lawful and binding order of any court, administrative agency or other governmental entity relating to Confidential Information. Nothing herein shall prohibit a party from retaining copies of Confidential Information as legally required to comply with the record retention laws of any relevant jurisdiction. Nothing herein shall prohibit a party from making disclosures legally required by public companies under the securities laws of any relevant jurisdiction.

VIII.	Press Release: Each party shall have the right to issue a press release regarding the relationship between the parties, with approval by Carrier not to be unreasonably withheld. Carrier must not withhold press releases that will mean that Vringo does not comply with its SEC responsibilities.

IX.

Limitation of Liability: IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THIS AGREEMENT FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR RELIANCE DAMAGES (OR ANY LOSS OF REVENUE, PROFITS OR DATA), HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR UNDER ANY OTHER LEGAL THEORY, WHETHER FORESEEABLE OR NOT AND

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. BOTH PARTIES AGREE THAT THESE LIMITATIONS OF LIABILITY ARE AGREED ALLOCATIONS OF RISK AND ARE REFLECTED IN THE FEES AGREED UPON BY THE PARTIES. FURTHER, NEITHER PARTY’S AGGREGATE LIABILITY ARISING WITH RESPECT TO THIS AGREEMENT (EXCEPT FOR AMOUNTS PAYABLE BY CARRIER TO VRINGO HEREUNDER) SHALL EXCEED THE TOTAL AMOUNTS PAYABLE TO VRINGO UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS PRIOR TO THE DATE THE BASIS FOR THE CLAIM AROSE (BUT ONLY TO THE EXTENT CARRIER ACTUALLY PAYS SUCH AMOUNTS TO VRINGO) WITH RESPECT TO THE ACTIONS THAT ARE THE SUBJECT OF, OR GAVE RISE TO, THE CLAIM. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS CLAUSE IX SHALL NOT APPLY TO ANY AMOUNTS PAYABLE BY AN INDEMNIFYING PARTY PURSUANT TO EXPRESS INDEMNIFICATION OBLIGATIONS IN THIS AGREEMENT.

X.	General Provisions:

a.	Definitions. The definitions contained in Appendix A to this Agreement, which is incorporated herein and made a part hereof, shall apply to the interpretation of this Agreement.

b.	Force Majeure. Neither party shall be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such party’s reasonable control and which such party is unable to overcome by the exercise of reasonable diligence; provided, however, that either party may terminate this Agreement upon written notice to the other party in the event such failure to perform continues unremedied for a period of thirty (30) days.

c.	Independent Contractors. The parties to this Agreement are independent contractors. Neither party is an agent, representative, or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party.

d.	Data Protection. Vringo warrants and undertakes in respect of any Personal Data that it may process on behalf of Carrier that at all times:

•	it shall comply with the Data Protection Act 1998; and

•	it shall act solely on the instructions of Carrier, in respect of that Personal Data;

•	it shall not use any Personal Data for any purposes which may be inconsistent with those identified to the data subjects on or before the time of collection;

•	it shall not disclose the Personal Data to a third party in any circumstances other than at the specific request of Carrier;

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

•	All right, title and interest in the Personal Data shall vest solely in Carrier.

•

Vringo warrants and undertakes that it shall procure that such of its employees, agents or sub-contractors observe the provisions of this clause in respect of any duties or obligations to be performed in connection with the processing of Personal Data on Carrier’s behalf.

•

Vringo warrants that it has appropriate operational and technological processes and procedures in place to safeguard against any unauthorised access, loss, destruction, theft, use or disclosure of the Personal Data.

•	Carrier warrants and undertakes in respect of any Personal Data that at all times it shall comply with the Data Protection Act 1998.

•

Vringo shall indemnify Carrier and keep Carrier indemnified in respect of any claims proceedings or actions made or brought against it arising out of any breach by Vringo (or any of its employees, agents and sub-contractors) of its warranties and undertakings in this clause.

•	Where applicable, expressions defined in the Data Protection Act 1998 and used in this clause shall have the meanings given to them in the Data Protection Act 1998.

e.	All notices shall be in writing in the English language and shall be deemed to have been duly given when sent to the party to which such notice is required to be given under this Agreement addressed as follows:

Carrier:

CONTACT:	Heidi Smith, Procurement

ADDRESS:	Everything Everywhere
St James Court
Great Park Road
Almondsbury Park
Bradley Stoke
Bristol BS32 4QJ

FAX:	0870 376 1130

EMAIL:	heidi.smith@everythingeverywhere.com

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

Vringo:

CONTACT:	Ben Hirsch

ADDRESS:	85 5th Avenue
6th Floor
New York
NY 10003
USA

EMAIL:	ben.hirsch@vringo.com

ACCOUNTING & TAX CONTACT : David Corre

EMAIL:	david.corre@vringo.com

or other such address, email address as the Parties may specify to the other in writing.

f.	No Waiver. The failure of either party to require or enforce strict performance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance.

g.	Entire Agreement. This Agreement sets forth the entire agreement, and supersedes any and all prior agreements of the parties with respect to the subject matter hereof. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the duly authorized representatives of both parties. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. A facsimile copy of an executed counterpart shall be valid and have the same force and effect as an original.

h.	Assignment. Neither party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign this Agreement without the other party’s consent to a parent or commonly controlled entity or to any person or entity, which acquires or succeeds to all or substantially all of such party’s business assets. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Notwithstanding the foregoing Carrier may, without requiring any further consent from Vringo, novate the whole of this agreement to any person to whom Carrier transfers the whole of part of its business, and in the latter case being the part of Carrier’s business to which the Agreement relates

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

i.	Partial Invalidity. In the event that any provision of this Agreement is held invalid by a court with jurisdiction over the parties to this Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and the remainder of this Agreement shall remain in full force and effect.

j.	Applicable Law. This Agreement shall be governed by the laws of England. All disputes arising under this Agreement shall be finally settled under the rules of conciliation and arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said rules. Arbitration if any shall take place in London, Great Britain and shall be held in the English Language.

In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

Everything Everywhere Limited		Vringo, Inc.

By:	/s/ Heidi Smith	By:	/s/ Andrew Perlman
Name:	Heidi Smith	Name:	Andrew Perlman
Title:	Senior Buyer	Title:	President

Date:	19 August 2010	Date:	8/19/10

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

Appendix A:

In addition to the terms hereinabove defined, the following capitalized terms have the indicated meanings ascribed thereto:

“Carrier Competitors” means telecommunications services and telecommunications equipment and the term “Carrier Competitors” shall include but not be limited to telecommunications equipment manufacturers and service providers including but not limited to BT, Vodafone, Virgin Media, O2, Cable and Wireless, Hutchison 3G, 3, Nokia, Sony Ericsson, Apple, RIM, Siemens, Sagem, Motorola, Samsung, LG, AOL, BSkyB, Yahoo, Google, MSN and TalkTalk or their successors in title. Additionally, services competing with Carrier’s own services including but not limited to games, video, TV are included under the definition “Carrier’s Competitors”.

“Intellectual Property Rights” means, with respect to any data, device, or other asset of any kind, all copyright, patent, trade secret, moral, termination, authorship and other proprietary rights relating to any such data, device, object code, source code or other asset including, without limitation, all rights necessary for the worldwide development, manufacture, modification, enhancement, sale, licensing, use, reproduction, publishing and display of such data, device, object code, source code or other asset.

“Marks” means any and all trademarks, trade names, service marks or logos owned or licensed by either party.

“Promotional Materials” shall mean all marketing, advertising, and promotional materials in all media, created or developed by or on behalf of one of the parties relating to or associated with this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “[*****]”

Appendix B:

1.	The pricing of the Service to end users will not be less than [*****] per user per month. The foregoing notwithstanding, Vringo reserves the right to offer each User a maximum of [*****] free months in any twelve month period. To the extent that Vringo deviates from the above pricing rules, Vringo shall pay to Orange any amounts Orange would have earned had Vringo adhered to said rules. The chart below illustrates some potential examples of the aforementioned

Scenario		Month 1	Month 2	Month 3	Month 4	Month 5+

1	End User Price	[*****]	[*****]	[*****]	[*****]	[*****]
	Payment by Vringo to Orange	[*****]	[*****]	[*****]	[*****]	[*****]

2	End User Price	[*****]	[*****]	[*****]	[*****]	[*****]
	Payment by Vringo to Orange	[*****]	[*****]	[*****]	[*****]	[*****]

3	End User Price	[*****]	[*****]	[*****]	[*****]	[*****]
	Payment by Vringo to Orange	[*****]	[*****]	[*****]	[*****]	[*****]

*	[*****]

2.	The parties may mutually agree in writing to change the above pricing rules.

3.	After a three month launch period, in any given month where Orange’s revenue share is less than [*****], Vringo will either pay Orange a fee to ensure that the net monthly revenue share received equals [*****]or will offer Orange the opportunity to terminate the contract.